                                                                 EXHIBIT 10.14.3

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS DOCUMENT is entered into as of April 6, 2000, between PIER 1 IMPORTS, INC., a Delaware corporation ("BORROWER", those Lenders (defined below) who have signed a signature page to this document, BANK OF AMERICA, N.A. (formerly NationsBank, N.A., as Administrative Agent for Lenders), and BANK ONE, N.A., (assignee of Bank One, Texas, N.A.) and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as Co-Agents for Lenders.

         Borrower, Lenders, Administrative Agent, and Co-Agents are party to the Credit Agreement (as it may have been renewed, extended, and amended through the date of this document, the "CREDIT AGREEMENT") dated as of November 12, 1998. Borrower and certain Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement as provided in PARAGRAPH 2 below. Accordingly, for adequate and sufficient consideration, Borrower, Required Lenders, and Administrative Agent agree as follows:

         1. TERMS AND REFERENCES. Unless otherwise stated in this document (A) terms defined in the Credit Agreement have the same meanings when used in this document and (B) references to "SECTIONS," "SCHEDULES," and "EXHIBITS" are to the Credit Agreement's sections, schedules, and exhibits.

         2. AMENDMENT. The definition of "Restricted Payment" in SECTION 1.1 is entirely amended as follows:

                  "RESTRICTED PAYMENT" means (a) Distributions that are not Permitted Distributions, (b) Investments that are not Permitted Investments, (c) prepayments or purchases of any subordinated Debt of the Companies before the respective scheduled maturity dates that exceed a total of $50,000,000, and (d) payments of the purchase price for purchases of issued and outstanding common stock of Borrower in excess of the lesser of (i) 4,764,450 shares or (ii) the aggregate number of shares of stock which can be purchased for an aggregate purchase price not to exceed $50,000,000.

         3. CONDITIONS PRECEDENT. Notwithstanding any contrary provision, the foregoing paragraph is not effective unless and until (A) the representations and warranties in this document are true and correct and (B) Administrative Agent receives (1) counterparts of this document executed by Borrower, Required Lenders, and each Guarantor, (2) officer's certificates executed by officers of Borrower and each Guarantor, certifying to incumbency of certain officers and certifying that there have been no changes to the articles of incorporation and bylaws, or other appropriate formation documents, as applicable, of each Company, (3) a $5,000.00 amendment fee for each Lender who has executed the document and delivered it to Administrative Agent by 1:00 p.m. Dallas time on April 6, 2000, which Administrative Agent shall promptly pay to such Lenders upon closing of this amendment, and (4) payment of fees of counsel to Administrative Agent.

         4. RATIFICATIONS. To induce Lenders to enter into this document, Borrower (A) ratifies and confirms all provisions of the Credit Documents as amended by this document, (B) ratifies and confirms that all guaranties, and assurances granted, conveyed, or assigned to Administrative Agent or any Lender under the Credit Documents (as they may have been renewed, extended, and amended) are not released, reduced, or otherwise adversely affected by this document and continue to guarantee and assure full payment and performance of the present and future Obligation, and (C) agrees to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional documents, and certificates as Administrative Agent or any Lender may request in order to create, perfect, preserve, and protect those guaranties, and assurances.

         5. REPRESENTATIONS. To induce Lenders to enter into this document, Borrower represents and warrants to Lenders that as of the date of this document
(A) all representations and warranties in the Credit

Documents are true and correct in all material respects except to the extent that (1) any of them speak to a different specific date or (2) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (B) no Material-Adverse Event, Event of Default, or Potential Default exists.

         6. EXPENSES. Borrower shall pay all costs, fees, and expenses paid or incurred by Administrative Agent incident to this document, including, without limitation, the reasonable fees and expenses of Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this document and any related documents.

         7. MISCELLANEOUS. All references in the Credit Documents to the "Credit Agreement" refer to the Credit Agreement as amended by this document. This document is a "Credit Document" referred to in the Credit Agreement; therefore, the provisions relating to Credit Documents in SECTIONS 1 and 14 are incorporated in this document by reference. Except as specifically amended and modified in this document, the Credit Agreement is unchanged and continues in full force and effect. This document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This document binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to SECTION 14.10. THIS DOCUMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES IN RESPECT OF THE MATTERS COVERED BY THE CREDIT DOCUMENTS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                             SIGNATURE PAGES FOLLOW.

         EXECUTED as of the date first stated above in this Second Amendment to Credit Agreement.

PIER 1 IMPORTS, INC., as Borrower                            BANK OF AMERICA, N.A., (formerly NationsBank,
                                                             N.A.), as Administrative Agent and a Lender

By       /s/ Charles H. Turner                               By       /s/ Kimberley Whitney
         Charles H. Turner,                                           Kimberley Whitney, Managing Director
         SVP-Finance/CFO/Treasurer

BANK ONE, N.A., (assignee of Bank One, Texas,                WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as
N.A.), as a Co-Agent and a Lender                            a Co-Agent and a Lender

By       /s/ David E. Williams                               By       /s/ Susan B. Sheffield
         David E. Williams, First Vice President                      Susan Sheffield, Vice President

THE BANK OF TOKYO-MITSUBISHI, LTD., as a Lender              CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as a
                                                             Lender

By       /s/ John M. Mearns                                  By       /s/ B.B. Wuthrich
         John M. Mearns, Vice President                               B.B. Wuthrich, Vice President

FLEET NATIONAL BANK, as a Lender                             CREDIT LYONNAIS, NEW YORK BRANCH, as a Lender

By       /s/ Judith C.E. Kelly                               By       /s/ Philippe Soustra
         Judith C.E. Kelly, Vice President                            Philippe Soustra, Senior Vice President


                              CONSENT AND AGREEMENT


         To induce Lenders to enter into this document, the undersigned jointly and severally (a) consent and agree to this document's execution and delivery,
(b) ratify and confirm that all guaranties, assurances, and subordinations granted, conveyed, or assigned to Administrative Agent or any Lender under the Credit Documents (as they may have been renewed, extended, and amended) are not released, diminished, impaired, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, and subordinate other debt to the full payment and performance of all present and future Obligation, (c) agree to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional guaranties, and other agreements, documents, instruments, and certificates as Lender may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and subordinations, and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to each Lender and its successors and permitted assigns.





PIER 1 SERVICES COMPANY,                     PIER 1 ASSETS, N.C.
as a Guarantor                               PIER 1 LICENSING, INC.
                                             PIER 1 HOLDINGS, INC.
By:      PIER 1 HOLDINGS, INC.,              PIER 1 IMPORTS, (U.S.), INC., as Guarantor
         Managing Trustee


         By       /s/ Charles H. Turner      By       /s/ Charles H. Turner
                  Charles H. Turner,                  Charles H. Turner,
                  Senior VP and CFO                   Senior VP and CFO